1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

May 12, 2015



Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our ninth consecutive quarterly cash dividend payment of $0.07, a $0.01 increase from the previous quarter, in our April 2015 press release.

WASHINGTON CREDIT UNION
↓
1ST SECURITY BANK
↓
FS BANCORP, INC.
↓
FSBW

Culture

- Vision: Build a truly great place to work and bank.
- Mission: "'Live our Core Values' and 'wow' each other and our customers every day."
- Employ smart, driven, nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons

Washington State Footprint


Lynnwood
Bothell
Canyon Park
522
Edmonds
Mountlake Terrace
Poulsbo
3
Bainbridge Island
Overlake
520
Capitol Hill
Bellevue
Seattle
90
Port Orchard
5
405
Administrative Center
Bellevue Home Lending
Bothell Home Lending
Canyon Park
Capitol Hill
Edmonds
Lynnwood
Mountlake Terrace Home Lending
Overlake
Poulsbo
Poulsbo Home Lending
Port Orchard Home Lending
Puyallup
Puyallup Home Lending
Tri-Cities Home Lending
167
Tacoma
16
5
Puyallup
Richland
Pasco
Tri-Cities
Kennewick

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: March 31, 2015

Coastal Community Bank	$581,121
1st Security Bank	$530,745
UniBank	$235,386
Pacific Crest Savings Bank	$194,304
Mountain Pacific Bank	$162,840
The Bank of Washington	$158,902
Prime Pacific Bank, N.A.	$122,554

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 5/01/2015. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	Q1 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	$57,927	1.67%	11.19%	0.24%	1.52%
Sound Community	$48,416	1.02%	9.87%	0.26%	1.05%
Puget Sound Bank	$50,027	1.01%	12.95%	0.86%	1.24%
Coastal Community	$54,116	0.56%	9.81%	1.31%	1.31%
First Savings Bank	$108,920	1.04%	11.62%	1.21%	1.52%
HomeStreet Bank	$429,943	1.24%	11.46%	1.83%	0.87%

Data is from the 3/31/2015 Call Report.
*Ratios as reported in the 3/31/2015 UBPR.

PUGET SOUND BUSINESS JOURNAL — MARCH 11, 2015

PUGET SOUND
BUSINESS JOURNAL

WASHINGTON'S TOP BANKS:

Things have improved dramatically since the failure of WaMu

EMILY PARKHURST
Digital Managing Editor
Puget Sound Business Journal

Federal regulators seized Washington Mutual's assets on Sept. 25, 2008 in the largest bank failure in U.S. history.

Washington state's banking industry has never quite been the same. But it has recovered, and things are looking up.

That's according to Kirk Briden and his company, St. Louis-based Bankers Caddy, which watches the industry closely and ranks banks based on 19 different factors, including liquidity, growth, loan portfolio and other relevant factors.

By his evaluation, Washington's banks are looking pretty good, especially considering the state's history.

"In general the banking industry is getting a lot better in your area," Briden said.

Because of the way he ranks them, banks in smaller communities tend to do better. They have less competition for the best loans, so they can turn away customers that banks in more heavily populated areas might accept. That means banks in cities tend to hold more risk in their loan portfolios.

"In a more rural area – if they're the only player in town, they can make the loan pricing a little higher," he said. "The more competitive a market is, the harder it is to rank high."

So why does it matter? If you're a business looking for a loan, you want a bank that's in good shape. Banks that are not performing well can have issues with regulators, which can make it more difficult to work with them.

"When you start running into trouble, regulators often define a very narrow box to confine [the bank] to," he said.

A bank can look great in earnings by taking any loan that comes in the door, Briden explained, but when you evaluate a bank, it's important to look at how strong their loans are, how much capital they have, and if they can sustain losses.



HERE ARE HIS RANKINGS FOR THE TOP 25 BANKS IN WASHINGTON STATE:

1 1st Security Bank of Washington, Mountlake Terrace, Assets: $500 million

2 Cashmere Valley Bank, Cashmere, Assets: $1.3 billion

3 Banner Bank, Walla Walla, Assets: $4.5 billion

4 Fife Commercial Bank, Fife, Assets: $84 million

5 Puget Sound Bank, Bellevue, Assets: $388 million

6 First Savings Bank Northwest, Renton, Assets: $931 million

7 Community First Bank, Kennewick, Assets: $274 million

8 Sound Community Bank, Seattle, Assets: $495 million

9 Farmington State Bank, Farmington, Assets: $11 million

10 Yakima Federal Savings and Loan Association, Yakima, Assets: $1.8 billion

11 Washington Trust Bank, Spokane, Assets: $4.8 billion

12 Columbia State Bank, Tacoma, Assets: $8.6 billion

13 Washington Federal, Seattle, Assets: $14.5 billion

14 Islanders Bank, Friday Harbor, Assets: $247 million

15 Sound Banking Company, Lakewood, Assets: $49 million

16 Commerce Bank of Washington, Seattle, Assets: $888 million

17 UniBank, Lynnwood, Assets: $232 million

18 Peoples Bank, Bellingham, Assets: $1.4 billion

19 Farmers State Bank, Winthrop, Assets: $30 million

20 Pacific Crest Savings Bank, Lynnwood, Assets: $188 million

21 Liberty Bay Bank, Poulsbo, Assets: $76 million

22 Inland Northwest Bank, Spokane, Assets: $421 million

23 Wheatland Bank, Spokane, Assets: $341 million

24 AmericanWest Bank, Spokane, Assets: $4.2 billion

25 Skagit Bank, Burlington, Assets: $810 million

Northwest Economy



- Employment.
- Limited supply of "in city" housing.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data at December 31, 2011 is reported for the Bank only.

Numbers presented in thousands (000's)

	03/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Net Loans	$416,070	$387,174	$281,081	$274,949	$217,131
Total Assets	$541,725	$509,754	$419,187	$359,030	$283,793
Total Deposits	$436,320	$420,444	$336,876	$288,949	$246,418
Total Equity	$68,199	$65,836	$62,313	$59,897	$26,767
Net Income	*$2,070	$4,540	$3,920	**$5,295	$1,545

* Quarterly Net Income

**Includes DTA allowance reversal of $2.3 million

Income Statement

Three Months Ended

March 31, 2015 (Consolidated)

Interest Income	$7,083
Interest Expense	(815)
Net Interest Income (NII)	**6,268**
Provision for Loan Losses	(600)
NII after Provision	**5,668**
Noninterest Income	4,071
Noninterest Expense	(6,613)
Income Pre Tax Provision	**3,126**
Provision for Income Tax	(1,056)
Net Income	**$2,070**

Three Months Ended

March 31, 2014 (Consolidated)

Interest Income	$5,511
Interest Expense	(608)
Net Interest Income (NII)	**4,903**
Provision for Loan Losses	(450)
NII after Provision	**4,453**
Noninterest Income	2,040
Noninterest Expense	(5,185)
Income Pre Tax Provision	**1,308**
Provision for Income Tax	(433)
Net Income	**$875**

Numbers presented in thousands (000's)

1ST SECURITY BANK

FS BANCORP, INC.

Balance Sheet

Numbers presented in thousands (000's)

As of March 31, 2015 (Consolidated)

Cash and Cash Equivalents	$16,402
Securities AFS at Fair Value	44,547
Loans Held for Sale at Fair Value	34,968
Loans Receivable, Net	416,070
Premises and Equipment, Net	13,444
Other Real Estate Owned	-
Other Assets*	16,294
TOTAL ASSETS	**$541,725**
Noninterest-bearing Accounts	$58,081
Interest-bearing Accounts	378,239
Borrowings	30,433
Other Liabilities	6,773
TOTAL LIABILITIES	**$473,526**
STOCKHOLDERS TOTAL EQUITY	**$68,199**

As of March 31, 2014 (Consolidated)

Cash and Cash Equivalents	$ 33,308
Securities AFS at Fair Value	72,092
Loans Held for Sale at Fair Value	11,592
Loans Receivable, Net	288,526
Premises and Equipment, Net	13,764
Other Real Estate Owned	535
Other Assets*	13,379
TOTAL ASSETS	**$ 433,196**
Noninterest-bearing Accounts	$ 47,367
Interest-bearing Accounts	302,969
Borrowings	16,345
Other Liabilities	3,047
TOTAL LIABILITIES	**$ 369,728**
STOCKHOLDERS TOTAL EQUITY	**$ 63,468**

*Includes accrued interest receivable, FHLB Stock, Bank Owned Life Insurance, and other assets.

Selected Financial Ratios

	(Consolidated, QTD) *3/31/2015	(Consolidated, YTD) 12/31/2014	(Consolidated, YTD) 12/31/2013
Return on Average Assets	1.60%	1.00%	1.01%
Net Interest Margin	5.07%	5.12%	5.33%
Efficiency Ratio	63.97%	74.29%	71.52%
Net Loans & Leases to Deposits**	95.36%	93.24%	83.44%
Non-Performing Assets to Total Assets	0.20%	0.08%	0.77%
ALLL/Total Loans and Leases not HFS	1.51%	1.54%	1.77%
Tier One Leverage Capital (Company)	12.91%	13.16%	15.50%
Book Value Per Fully Diluted Share	$23.23	$22.48	$20.55

* Numbers reported for March 31st are quarterly results annualized as applicable.

** Excludes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 3/31/2015

Type	Percentage of Gross Loans including HFS
Consumer Lending	31%
Commercial Real Estate	29%
Business Lending	17%
Residential Lending	23%
TOTAL	100%

Actual 12/31/2014

Type	Percentage of Gross Loans including HFS
Consumer Lending	33%
Commercial Real Estate	28%
Business Lending	18%
Residential Lending	21%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential loans including home equity and held for sale.

Consumer Lending

Q1 2015 Highlights

- $141.4 million Outstanding
- $17.9 million in Dealer Originations (Up 4% from comparable Q1 2014)
- Average Yield of 8.26% in Q1 2015, down from 8.99% in Q1 2014
- Top 10 Dealers accounted for $12.6 million (71%) of loan originations in Q1 2015

2009 - Q1 2015 Portfolio Credit Quality


80
60
40
20
0
<680
680-719
720+
2009
2015

Q1 2015 Dealer Production by State

- 36.49% Washington
- 29.18% Oregon
- 34.33% California

Portfolio Characteristics


Indirect home improvement
Solar
Marine
Auto+Recreational
Other
71%
15%
12%
1%
1%

Home Lending

Q1 2015 Closings: $131.6 million

- 1st Quarter Purchase Closings: 52.7% or $70 million
- Total New Applications in Q1 of $226MM – Home inventory remains limited
- $112 million in loan sales during Q1 2015, including our first GNMA pool delivery


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Quarterly Closed Volume (in millions)

Home Lending

Servicing unpaid principal balance $394.5 million

- First quarter increase in notional servicing: $61.9 million
- Book value for mortgage servicing rights: 0.93%
- Third party market value of servicing rights: 0.99%
- Weighted average coupon: 4.04%

Q1 2015 Margins on loan sales:

- Margins on loans sold in Q1 of 2.45%
- Up from margins of 2.37% in Q4 2014
- Increase in margins due to product mix
- Margins reported are on "sold" loans only


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.86%
2.13%
2.85%
2.83%
2.28%
2.53%
2.18%
2.08%
2.21%
2.45%
2.37%
2.45%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Commercial Business Lending

Q1 2015 Summary

- $78.6 million outstanding as of 3/31/15.
- $132.5 million committed as of 3/31/15.
- Growth in warehouse balances given low rate environment in Q1 2015.

Q1 2015 Mortgage Warehouse Lines

- Commitments were $34.0 million at quarter end.
- Outstanding balances at March 31, 2015 increased to $16.7 million from $10.1 million as of quarter end December 2014.

Q1 2015 Product Mix


$16,696
21%
$61,919
79%
Warehouse
C+I

2011 – 2015 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

Data reported in thousands (000's) unless otherwise noted

Residential Construction Lending

Portfolio Highlights:

- $26.3 million in Q1 2015 Originations.
- $118.3 million Committed as of 3/31/15.
- $70.6 million Outstanding as of 3/31/15.
- 6.25% Average Interest Rate.
- 88% of Originations in King County since the start of the Residential Construction portfolio.

March 31, 2015 Concentration (Committed)


$112.8 million
Vertical Construction
95%
Vertical Construction
Lot Development
$5.5 million
Finished Lots /
A & D
5%

*Data as of 3/31/2015

Non-accrual Loans and REO


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of March 31, 2015 (Consolidated)


Checking
MMDA and Savings
CDs less than $250,000
CD's $250,000+
$35,267
8%
$88,092
20%
$135,068
31%
$177,893
41%
Numbers reported in thousands (000's)

As of March 31, 2014 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$33,096
9%
$75,486
22%
$98,991
28%
$142,763
41%
Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared ninth quarterly cash dividend of $0.07 cents per share for shareholders of record on May 14, 2015 and payable on May 28, 2015
- Continued focus on increasing shareholder value through business plan execution
- Initial Public Offering Business plan effective through June 30, 2015

Valuation Detail

- Reported book value of $23.23 per share. Price to Book value of 94% as of market close May 6, 2015
- Excess Capital Held at FS Bancorp, Inc. of $10.0 million
- Earnings Per Diluted Share of $0.70 cents for quarter end March 31, 2015
- Payout ratio at 10.9% based upon $0.07 cents per share in Q1 as of March 31,2015
- Over $135 million in additional leverage capacity at the subsidiary bank based on the current Capital Policy
- Cost structure reflects investment for future growth

Contact Information

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
#425-697-8076

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
#425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043